May 15, 2002

Dear Valued Strategic Group Variable Universal Life® Certificateowner:

This information below supplements Massachusetts Mutual Life Insurance Company's Strategic Group Variable Universal Life® Prospectus dated May 1, 2002. Please place this supplement with your Prospectus, and retain it for future reference.

STRATEGIC GROUP VARIABLE UNIVERSAL LIFE®
Supplement dated May 15, 2002
to the prospectus dated May 1, 2002

The Strategic Group Variable Universal Life® Prospectus is amended as follows:

Effective June 1, 2002 the prospectus is revised as follows:
In the "Investment Choices" section under the heading "The Funds" and under the subheading "Panorama Series Fund, Inc." the description of the Panorama Growth Portfolio is deleted and replaced with the following:

Panorama Growth Portfolio. The Panorama Growth Portfolio seeks high total return by investing mainly in common stocks of domestic large-cap companies.